Exhibit 10.4

FORM OF NINTH AMENDMENT TO
CREDIT AGREEMENT
AND CONSENT OF GUARANTORS

This NINTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of February       , 2004, and entered into by and among FLEETWOOD ENTERPRISES INC. (“Fleetwood”), FLEETWOOD HOLDINGS INC. and its Subsidiaries listed on the signature pages hereof (collectively, “FMC”), FLEETWOOD RETAIL, CORP. and its Subsidiaries listed on the signature pages hereof (collectively, “FRC”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Third Amendment to Credit Agreement and Consent of Guarantors dated as of December 7, 2001, that certain Fourth Amendment to Credit Agreement and Consent of Guarantors dated as of July 12, 2002, that certain Fifth Amendment to Credit Agreement and Consent of Guarantors dated as of January 24, 2003, that certain Sixth Amendment to Credit Agreement and Consent of Guarantors dated as of March 25, 2003, that certain Seventh Amendment and Consent of Guarantors dated as of July 21, 2003 and that certain Eighth Amendment and Consent of Guarantors dated as of December 15, 2003 (the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and,

Whereas, Fleetwood (on behalf of itself and each of its subsidiaries), Textron Financial Corporation (“Textron Financial”) and the Agent (for itself and in its capacity as administrative agent for the Lenders) have entered into that certain Intercreditor Agreement dated as of August 21, 2002 (the “Textron Intercreditor Agreement”); and

Whereas, the Borrowers have requested certain amendments to the Credit Agreement; and

Whereas, the Borrowers have requested of the Agent and the Lenders certain consents and approvals under the Textron Intercreditor Agreement; and

Whereas, the Borrowers have requested of the Agent and the Lenders certain waivers under the Credit Agreement; and

Whereas, the Lenders and the Agent are willing to agree to the amendments and to give the consents and approvals requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

1.               AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1         Amendment to Section 7.10.  Section 7.10(a) shall be amended by deleting clause (x) and replacing it with the following clause (x):

“(x) so long as no Default or Event of Default has occurred and is continuing on the date of the payment thereof, both before and after giving effect to such payment, Fleetwood may, on or prior to the date which is six (6) months after the date of the issuance of the 2003 Subordinated Debentures, either (I) prepay or repurchase and cancel all or a portion of the Subordinated Debentures or New Subordinated Debentures, or (II) pay a solicitation, conversion, or other inducement fee to induce the holders of the Subordinated Debentures or the New Subordinated Debentures to convert the Subordinated Debentures or the New Subordinated Debentures, as applicable, pursuant to the terms thereof; provided that the aggregate amount of such prepayment or repurchase and such fees does not exceed the amount of the net 2003 Subordinated Debentures Cash Proceeds received upon the issuance of the 2003 Subordinated Debentures; and provided further that contemporaneously therewith Fleetwood Trust either (A) uses such proceeds to prepay or repurchase and cancel those Trust Securities having the same liquidation amount as the principal amount of such Subordinated Debentures or the New Subordinated Debentures underlying such Trust Securities or (B) in the case of the use of proceeds from the 2003 Subordinated Debentures as described in clause (II) above, otherwise complies with the requirements upon conversion set forth in the Subordinated Debentures, the New Subordinated Debentures and the Trust Securities as applicable;”

1.2         Amendment to Section 7.24.  Section 7.24 shall be amended by replacing the table therein with the following table:

Period Ending	EBITDA
On the last Sunday in April 2003	$(7,500,000)
On the last Sunday in July 2003	$(7,500,000)
On the last Sunday in October 2003	$(8,500,000)
On the last Sunday in January 2004	$16,500,000
On the last Sunday in April 2004	$60,000,000

1.3         Amendment to Section 7.29.  Section 7.29(a) shall be amended by deleting the proviso at the end of clause (a) and replaced with the following:

“; provided that, in respect of clause (i) above only, so long as no Default or Event of Default has occurred and is continuing on the date of the payment thereof, both before and after giving effect to such payment, Fleetwood may, on or prior to the date which is six (6) months after the date of the issuance of the 2003 Subordinated Debentures, either (I) prepay or repurchase and cancel all or a portion of the Subordinated Debentures or New Subordinated Debentures, or (II) pay a solicitation, conversion, or other inducement fee to induce the holders of the Subordinated Debentures or the New Subordinated Debentures to convert the Subordinated Debentures or the New Subordinated Debentures, as applicable, pursuant to the terms thereof; provided that the aggregate amount of such prepayment or repurchase and such fees does not exceed the amount of the net 2003 Subordinated Debentures Cash Proceeds received upon the issuance of the 2003 Subordinated Debentures; and provided further that contemporaneously therewith Fleetwood Trust either (A) uses such proceeds to prepay or repurchase and cancel those Trust Securities having the same liquidation amount as the principal amount of such Subordinated Debentures or the New Subordinated Debentures underlying such Trust Securities or (B) in the case of the use of proceeds from the 2003 Subordinated Debentures as described in clause (II) above, otherwise complies with the requirements upon conversion set forth in the Subordinated Debentures, the New Subordinated Debentures and the Trust Securities as applicable.”

2.               CONSENTS, APPROVALS AND WAIVERS.

2.1         Minimum EBITDA.  By the execution of this Amendment, the Agent and the Lenders hereby waive any right, as a result solely of Fleetwood failing to maintain EBITDA for the period ending on the last Sunday in January 2004 at the level required by Section 7.24 of the Credit Agreement (as modified by the Seventh Amendment but prior to the effectiveness of this Amendment), to exercise any remedies pursuant to the Credit Agreement.

2.2         Wholesale Security Agreement Amendment.  By the execution of this Amendment, the Agent and the Lenders hereby consent to the execution and delivery by any of the Loan Parties of  the amendment to that certain Wholesale Security Agreement, dated as of August 21, 2002, as amended, by and among Textron Financial, the Loan Parties and the other parties thereto (the “Wholesale Security Agreement”) in the form of Exhibit A attached hereto, pursuant to which Schedule 9(l) of the Wholesale Security Agreement shall be replaced with a revised Schedule 9(l) that reflects the amendments to Section 7.24 of the Credit  Agreement made pursuant hereto.

3.               REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

3.1         Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

3.2         Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

3.3         No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

3.4         Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

3.5         No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

3.6         No Material Adverse Effect.  No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

3.7         Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

4.               CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Lender and only if and when each of the following conditions is satisfied:

4.1         Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

4.2 Consents.  The Borrowers shall have received original copies of executed consents delivered by Textron Financial, in a form reasonably satisfactory to the Agent giving their consent, effective on or prior to the Ninth Amendment Effective Date, to the Loan Parties entering into the Ninth Amendment.

4.3         No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

4.4         Fees.  The Borrowers shall have paid to the Agent for the pro rata account of all Lenders an amendment fee equal to one-eighth of one percent (0.125%) times the aggregate Commitments of all Lenders as of the Ninth Amendment Effective Date; provided that such fee shall be applied to any extension or closing fee paid or payable by the Borrower in consideration for the agreement by the Agent and the Lenders to extend the Stated Termination Date for a period equal to or greater than two (2) years, on or prior to July 31, 2004.

4.5         Other Documents.  The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

5.               EFFECTIVE DATE.  This Amendment shall become effective on the date of the satisfaction of the conditions set forth in Section 4, and each of the Lenders signatory hereto hereby waives any Default or Event of Default that may have arisen prior to the date of the Amendment, but that would not be a Default or Event of Default after giving effect to this Amendment (the “Ninth Amendment Effective Date”).

6.               EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.  Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

7.               APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8.               COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

9.               CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Ninth Amendment to Credit Agreement and Security Agreement as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:
Name:	Boyd. R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief
Financial Officer

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as the Agent and a Lender

By:
Name:
Title:

HELLER FINANCIAL, INC., as a Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, INC., fka FOOTHILL CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:
Name:
Title:

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the        day of February, 2004.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P. By: FLEETWOOD GENERAL PARTNER OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

Exhibit A

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:
Name:	Boyd. R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
BUCKINGHAM DEVELOPMENT CO.
FLEETWOOD INTERNATIONAL INC.

By:
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT A

AMENDMENT TO WHOLESALE SECURITY AGREEMENT

[Attached Hereto]